Exhibit 99.2 Clovis Oncology Key Strategies August 4, 2021

Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Clovis Oncology, they are forward-looking statements reflecting the current beliefs and expectations of management. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expectations for commercial performance, commercial launches, pace of non-clinical and clinical development, availability of study data and submission of regulatory filings. Such forward-looking statements involve substantial risks and uncertainties that could cause our future results, performance or achievements to differ significantly from that expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, statements regarding our future financial and operating performance, business plans or prospects, including expectations concerning our future cash position and future revenue expectations, our expectations regarding the impact of COVID-19 on our business operations and results, including future revenues, supply and distribution of our clinical trial supplies and commercial product supplies, whether future study results will support continued development, the timing of site activation, enrollment and availability of data from our clinical trials, the performance of our research and manufacturing partners, the uncertainties inherent in actions or decisions by the FDA, the EMA or other regulatory authorities regarding whether to accept or approve drug applications that may be filed, including delays or denials of regulatory approvals, clearances or authorizations for applications, as well as their decisions regarding drug labeling, reimbursement and pricing. These forward-looking statements speak only as of the date hereof. Clovis Oncology does not undertake to update or revise any forward-looking statements. A further description of risks and uncertainties can be found in Clovis Oncology’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its reports on Form 10-Q and Form 8-K. 2Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Clovis Oncology, they are forward-looking statements reflecting the current beliefs and expectations of management. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expectations for commercial performance, commercial launches, pace of non-clinical and clinical development, availability of study data and submission of regulatory filings. Such forward-looking statements involve substantial risks and uncertainties that could cause our future results, performance or achievements to differ significantly from that expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, statements regarding our future financial and operating performance, business plans or prospects, including expectations concerning our future cash position and future revenue expectations, our expectations regarding the impact of COVID-19 on our business operations and results, including future revenues, supply and distribution of our clinical trial supplies and commercial product supplies, whether future study results will support continued development, the timing of site activation, enrollment and availability of data from our clinical trials, the performance of our research and manufacturing partners, the uncertainties inherent in actions or decisions by the FDA, the EMA or other regulatory authorities regarding whether to accept or approve drug applications that may be filed, including delays or denials of regulatory approvals, clearances or authorizations for applications, as well as their decisions regarding drug labeling, reimbursement and pricing. These forward-looking statements speak only as of the date hereof. Clovis Oncology does not undertake to update or revise any forward-looking statements. A further description of risks and uncertainties can be found in Clovis Oncology’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its reports on Form 10-Q and Form 8-K. 2

Strategic Overview Key Strategy Elements Label expansion to Emerge as leader Achieve long-term drive Rubraca in targeted financial stability revenue growth radionuclide therapy 3Strategic Overview Key Strategy Elements Label expansion to Emerge as leader Achieve long-term drive Rubraca in targeted financial stability revenue growth radionuclide therapy 3

® Drive Rubraca (rucaparib) Revenue Growth through Label Expansion Three topline Phase 3 data readouts over the next ~6-18 months Q1 2022 Front-line Ovarian Cancer Maintenance – ATHENA Monotherapy Q2 2022* Second-line mCRPC – TRITON3 2H 2022* Front-line I/O Combo Ovarian Cancer Maintenance – ATHENA Combo Potential to address larger patient population in earlier lines of therapy in US and Europe *Expected timing of data readout is dependent on the timing of data maturity driven by PFS events Sources: ASCO 2020, Moses et al., Bleachler et al., Journal of Ovarian Research 2020, Bono et al., European Association of Urology 2017, Value In Health, A619 2014. Wallace et al., PharmacoEconomics, 2020 and data on file. 4 ATHENA clinicaltrials.gov identifier NCT03522246, TRITON3 clinicaltrials.gov identifier NCT02975934 mCRPC = metastatic castration-resistant prostate cancer, I/O = immuno-oncology® Drive Rubraca (rucaparib) Revenue Growth through Label Expansion Three topline Phase 3 data readouts over the next ~6-18 months Q1 2022 Front-line Ovarian Cancer Maintenance – ATHENA Monotherapy Q2 2022* Second-line mCRPC – TRITON3 2H 2022* Front-line I/O Combo Ovarian Cancer Maintenance – ATHENA Combo Potential to address larger patient population in earlier lines of therapy in US and Europe *Expected timing of data readout is dependent on the timing of data maturity driven by PFS events Sources: ASCO 2020, Moses et al., Bleachler et al., Journal of Ovarian Research 2020, Bono et al., European Association of Urology 2017, Value In Health, A619 2014. Wallace et al., PharmacoEconomics, 2020 and data on file. 4 ATHENA clinicaltrials.gov identifier NCT03522246, TRITON3 clinicaltrials.gov identifier NCT02975934 mCRPC = metastatic castration-resistant prostate cancer, I/O = immuno-oncology

FAP-2286: Our First Targeted Radionuclide Therapy (TRT) FAP-2286 Lutetium-177 FAP Targeting Molecule • Peptide-targeted radionuclide therapy (PTRT) uses cancer cell-targeting peptides to deliver radiation-emitting radionuclides specifically to tumors • Fibroblast activation protein (FAP) is highly expressed in many epithelial cancers, including more than 90 percent of breast, lung, colorectal and pancreatic carcinomas • FAP is highly expressed in cancer-associated fibroblasts (CAFs) across a majority of cancer types potentially making it an actionable target across a wide array of solid tumors • Potential for accelerated approvals in multiple tumor types 5 Sources: ESMO 2020, Zboralski et al, Rettig et al, Clin Cancer Research 1993.FAP-2286: Our First Targeted Radionuclide Therapy (TRT) FAP-2286 Lutetium-177 FAP Targeting Molecule • Peptide-targeted radionuclide therapy (PTRT) uses cancer cell-targeting peptides to deliver radiation-emitting radionuclides specifically to tumors • Fibroblast activation protein (FAP) is highly expressed in many epithelial cancers, including more than 90 percent of breast, lung, colorectal and pancreatic carcinomas • FAP is highly expressed in cancer-associated fibroblasts (CAFs) across a majority of cancer types potentially making it an actionable target across a wide array of solid tumors • Potential for accelerated approvals in multiple tumor types 5 Sources: ESMO 2020, Zboralski et al, Rettig et al, Clin Cancer Research 1993.

FAP-2286: Key Milestones to Build Near-Term Value First PTRT targeting FAP to enter clinical development with the Phase 1/2 LuMIERE trial open for enrollment Anticipated 2022 Milestones • First presentation of initial LuMIERE Phase 1 data • Initiation of LuMIERE Phase 2 cohorts expected in ~5 solid tumor types • Launch combination study program • Potential IND filing of an FAP-targeted α-emitter PTRT 6 LuMIERE clinicaltrials.gov identifier NCT04939610 PTRT = Peptide-targeted radionuclide therapy, IND = investigational new drug applicationFAP-2286: Key Milestones to Build Near-Term Value First PTRT targeting FAP to enter clinical development with the Phase 1/2 LuMIERE trial open for enrollment Anticipated 2022 Milestones • First presentation of initial LuMIERE Phase 1 data • Initiation of LuMIERE Phase 2 cohorts expected in ~5 solid tumor types • Launch combination study program • Potential IND filing of an FAP-targeted α-emitter PTRT 6 LuMIERE clinicaltrials.gov identifier NCT04939610 PTRT = Peptide-targeted radionuclide therapy, IND = investigational new drug application

Commitment to Building a Targeted Radionuclide Therapeutic Pipeline • Ongoing discovery collaboration with 3B Pharmaceuticals provides robust targeted radionuclide therapy pipeline • Potential IND for second radiotherapeutic candidate in 2H 2022 7Commitment to Building a Targeted Radionuclide Therapeutic Pipeline • Ongoing discovery collaboration with 3B Pharmaceuticals provides robust targeted radionuclide therapy pipeline • Potential IND for second radiotherapeutic candidate in 2H 2022 7

External Enthusiasm and Significant Opportunity in Emerging Targeted Radiotherapy Class “[Targeted radiotherapy] will be the next big “We see what we treat, and we treat wave of therapeutic development.” what we see” Ø Dr. Charles Kunos, University of Kentucky, Ø Prof. Dr. Richard P. Baum, Theranosticum, Associated Press British Journal of Radiology “As a class, radiopharmaceuticals have generated strong clinical validation for difficult-to-treat cancers.” Ø Guggenheim Research We are committed to developing innovative, precision-targeted radionuclide therapies with the potential to treat a broad range of cancers with our discovery partner 3B Pharmaceuticals 8

Commitment to Achieve Long-term Financial Stability Drive Rubraca revenue growth in US and Europe Three Rubraca Phase 3 trial read-outs in next 6-18 months Increase Rubraca revenues with label expansion Reduced R&D spend on Rubraca, new R&D spend dedicated to targeted radionuclide therapy program Lower total SG&A spending Ongoing cost containment efforts and prudent use of capital 9Commitment to Achieve Long-term Financial Stability Drive Rubraca revenue growth in US and Europe Three Rubraca Phase 3 trial read-outs in next 6-18 months Increase Rubraca revenues with label expansion Reduced R&D spend on Rubraca, new R&D spend dedicated to targeted radionuclide therapy program Lower total SG&A spending Ongoing cost containment efforts and prudent use of capital 9

Strategic Overview Key Strategy Elements Label expansion to Emerge as leader Achieve long-term drive Rubraca in targeted financial stability revenue growth radionuclide therapy 10Strategic Overview Key Strategy Elements Label expansion to Emerge as leader Achieve long-term drive Rubraca in targeted financial stability revenue growth radionuclide therapy 10